QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.9

SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED

        THIS SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, AS AMENDED (this "Amendment") is made and entered into as of June 30, 2003, by and among Immunicon Corporation, a Delaware corporation (the "Company"), certain entities and persons listed on Schedule A to that certain Second Amended and Restated Investor Rights Agreement, dated as of December 13, 2001, by and among the Company and the signatories thereto, as amended on March 6, 2002 (the "Agreement"), and those other signatories hereto who will be purchasing shares of Series F Convertible Preferred Stock of the Company pursuant to the Series F Preferred Stock Purchase Agreement of even date herewith (each a "New Investor" and, collectively, the "New Investors"). Capitalized terms used herein but not defined shall have the meanings given to such terms in the Agreement.

        WHEREAS, the parties wish to amend the Agreement to effectuate the changes set forth herein and to permit each New Investor to enter into the Agreement.

        NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

        1.     Section 3.1(g) of the Agreement is hereby amended to read in its entirety as follows:

        "(g)    The rights of the Investors under this Section 3 shall not apply to:

        (1)   Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of Common Stock;

        (2)   Common Stock issued upon conversion of outstanding Stock;

        (3)   Common Stock or options therefor (including options for Common Stock currently outstanding) issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to the Company's stock purchase or option plans in place on the date hereof and in an aggregate amount not to exceed 3,900,000 shares of Common Stock;

        (4)   Common Stock offered by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of Common Stock for the account of the Company to the public;

        (5)   capital stock issued in connection with an acquisition approved by all of the directors elected by holders of the Stock of the assets or stock of another company so long as no beneficial holder of the acquired entity is, at the time of acquisition, a stockholder, officer or director of the Company or any of its subsidiaries or an affiliate of any such person;

        (6)   Common Stock, in a number of shares not to exceed an aggregate of 685,000 shares, issued or issuable in connection with transactions that are primarily for purposes other than raising equity financing approved by all of the non-employee members of the Board of Directors primarily for the purpose of (i) joint ventures, technology licensing or research and development activities, (ii) distribution or manufacture of the corporation's products or services or (iii) any other transactions involving corporate partners; and

        (7)   Common Stock, in a number of shares not to exceed an aggregate of 685,000 shares, issued or issuable to equipment lessors, financial institutions or similar entities in transactions approved by all of the non-employee members of the Board of Directors that are primarily for purposes other than raising equity financing."

        2.     Section 3.2(b) of the Agreement is hereby amended to read in its entirety as follows:

        "(b) Upon the closing of the Company's first public offering of Common Stock which meets all of the following requirements: (a) proceeds (net of underwriting discounts and commissions) to the Company of at least $30,000,000 and (b) a price per share of at least $8.00 (as adjusted for stock splits, stock dividends, recapitalizations and similar events) (clauses (a) and (b) shall be referred to herein as a "Qualified IPO")."

        3.     Each New Investor is hereby added as a party to the Agreement and shall henceforth be deemed to be an "Investor" and a "Stockholder" for all purposes under the Agreement. Each New Investor acknowledges its receipt and understanding of the Agreement and agrees to be bound as an "Investor" and a "Stockholder" under the Agreement.

        4.     As amended hereby, the Agreement is ratified and confirmed in all respects.

[Signature Pages Follow]

2

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
Signature
Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ BARBARA MCNEIL JORDAN Signature
Barbara McNeil Jordan Print Name
British Isles, LLC Print Name of Entity (if not natural person)
Sole Member Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ MARJORIE MCNEIL FINDLAY Signature
Marjorie McNeil Findlay Print Name
Heron I, LLC Print Name of Entity (if not natural person)
Sole Member Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ ROBERT D. MCNEIL Signature
Robert D. McNeil Print Name
Five Point, LLC Print Name of Entity (if not natural person)
Sole Member Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ Signature
Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ ANDREW D. FIRLIK Signature
Andrew D. Firlik Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ STEVEN BLOCK Signature
Steven Block Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ MATTHEW KENEN Signature
Matthew Kenen Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ JOHN J. PACIFICO III Signature
John J. Pacifico III Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ GREGORY KOPCHINSKY Signature
Gregory Kopchinsky Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ THOMAS M. MAWHINNEY Signature
Thomas M. Mawhinney Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ DEEPAK KAMRA Signature
Deepak Kamra Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
/s/ ERIC A. YOUNG Signature
Eric A. Young Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
Anthem Capital II, L.P.
By: Anthem Capital Partners, LLC
Its: General Partner
By:	/s/ GERALD SCHAAFSMA
Title: Manager
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

        IN WITNESS WHEREOF, this Second Amendment to Second Amended and Restated Investor Rights Agreement, as amended, has been executed as of the date first above written.

IMMUNICON CORPORATION
By:	Edward L. Erickson, Chief Executive Officer
NEW INVESTORS:
Signature
Print Name
Print Name of Entity (if not natural person)
Title of Signatory (if on behalf of entity)
INVESTORS:
Burrill Biotechnology Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Managing Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

Burrill Diagnostics Capital Fund, L.P.
By:	Burrill & Company LLC, its general partner
By:	/s/ G. STEVEN BURRILL G. Steven Burrill, Managing Manager Chief Executive Officer
Wheatley Partners III, L.P.
By:	Wheatley Partners III LLC, its general partner
By:	/s/ BARRY RUBENSTEIN Name: Barry Rubenstein Title: CEO
Wheatley Associates III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/s/ BARRY RUBENSTEIN Name: Barry Rubenstein Title: CEO
Wheatley Foreign Partners III, L.P.
By:	Wheatley Partners III, LLC, its general partner
By:	/s/ BARRY RUBENSTEIN Name: Barry Rubenstein Title: CEO
Wheatley MedTech Partners, L.P.
By:	Wheatley MedTech Partners, LLC, its general partner
By:	/s/ BARRY RUBENSTEIN Barry Rubenstein, Chief Executive Officer

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

LHC Corporation
By:	/s/ BRIAN J. GEIGER Name: Brian J. Geiger Title: Executive Vice President
MDS Life Sciences Technology Fund Limited Partnership
By:	MDS Life Sciences Technology Fund (GP) Inc., its general partner
By:	/s/ DANIEL NIXON Name: Daniel Nixon Title: Vice-President
By:	/s/ GRAYSANNE BEDELL Name: Graysanne Bedell Title: Assistant Secretary
MDS Life Sciences Technology Fund USA, L.P.
By:	MDS Capital USA (GP) Inc., its general partner
By:	/s/ THOMAS E. WILLETT Name: Thomas E. Willett Title: Director and Secretary
By:	/s/ LORI HOBERMAN Name: Lori Hoberman Title: Director
MDS Life Sciences Technology Barbados Investment Trust
By:	Name: Arindell Bernell Title: Trustee
By:	/s/ ROSALIND JACKSON Name: Rosalind Jackson Title: Trustee

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

SC Biotechnology Development Fund LP
By:	SC (GP) Inc.
By:	/s/ Name: Woodbourne Associates (Cayman) Limited Title: Secretary
TL Ventures III L.P.
By:	TL Ventures III Management L.P., its general partner
By:	TL Venture III LLC, its general partner
By:	/s/ CHRISTOPHER MOLLER Name: Christopher Moller Title: Managing Director
TL Ventures III Offshore L.P.
By:	TL Ventures III Offshore Partners L.P., its general partner
By:	TL Ventures III Offshore Ltd., its general partner
By:	/s/ CHRISTOPHER MOLLER Name: Christopher Moller Title: Managing Director
TL Ventures III Interfund L.P.
By:	TL Ventures III LLC, its general partner
By:	/s/ CHRISTOPHER MOLLER Name: Christopher Moller Title: Managing Director

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

Canaan Equity, L.P.
By:	Canaan Equity Partners, L.L.C.
By:	/s/ Name: Title: Member Management
Canaan Equity II L.P.
By	Canaan Equity Partners II LLC
By:	/s/ Name: Title: Member/Manager
Canaan Equity II L.P. (QP)
By:	Canaan Equity Partners II LLC
By:	/s/ Name: Title: Member/Manager
Canaan Equity II Entrepreneurs LLC
By	Canaan Equity Partners II LLC
By:	/s/ Member/Manager
/s/ SETH A. RUDNICK Seth A. Rudnick, M.D.
MedCapital Investments, LLC
By:	MedCapital, LLC
By:	Jan Rock, Administrative Member

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

MedCapital Investments, LLC
By:	MedCapital, LLC
By:	/s/ JAN ROCK Jan Rock, Administrative Member
Foundation Medical Partners, L.P.
By:	Foundation Medical Managers, LLC
By:	/s/ JONATHAN COOL Jonathan Cool, Manager
Johnson & Johnson Development Corporation
By:	Ting Pau Oei Vice President
Anthem Capital, L.P.
By:	Anthem Capital Partners, L.P., its general partner
By:	Anthem Capital Partners, Inc., its general partner
By:	/s/ GERALD SCHAAFSMA Name: Gerald Schaafsma Title: General Partner

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

Cleveland Clinic Foundation
By:	/s/ DORAS M. COSGROVE Name: Doras M. Cosgrove, M.D. Title: Chairman, Dept. Thoracic & Cardiovascular Surgery
EquityFourLife (Bahamas) Ltd.
By:	/s/ PACHRIDEE A. WEBER Name: Pachridee A. Weber Title: Director
/s/ ROBERT F. JOHNSTON Robert F. Johnston
/s/ ZOLA P. HOROVITZ Zola P. Horovitz, Ph.D.
Edward L. Erickson and Helen Masten-Erickson, as joint tenants by the entireties
By:	/s/ EDWARD L. ERICKSON Edward L. Erickson
By:	/s/ HELEN MASTEN-ERICKSON Helen Masten-Ericks

[COUNTERPART SIGNATURE PAGE TO
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
INVESTOR RIGHTS AGREEMENT, AS AMENDED]

QuickLinks

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT, AS AMENDED